EX-99.23(h)(20)

                                    AMENDMENT
                                       TO
                            ADMINISTRATION AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC

     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company ("Administrator"), and JNL SERIES TRUST, a Massachusetts business trust ("Trust").

     WHEREAS, the Administrator and the Trust entered into an Administration Agreement dated as of January 31, 2001 ("Agreement"), whereby the Administrator agreed to provide certain administrative services to the investment portfolios of the JNL Series Trust; and

     WHEREAS, pursuant to the Agreement, each Fund agreed to pay the Administrator for the services provided and the expenses assumed by each Fund as set forth in Schedule B to the Agreement, and the Administrator agreed to accept such fee as full compensation under the Agreement for such services and expenses; and

     WHEREAS, paragraph 15, entitled "Term of Agreement" has been revised; and

     WHEREAS, in order to reflect the replacement of Janus Capital Management LLC as a sub-adviser and the merger of certain Funds of the JNL Series Trust, the names of certain Funds have been changed.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

     1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated May 3, 2004, attached hereto.

     2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated May 3, 2004, attached hereto.

     3. The following sentence should be added to the end of paragraph 15, entitled "Term of Agreement:"

          However, the addition or deletion of a Fund reflecting changes that have been formally approved by resolution by the Board of Trustees will not require approval by the Board of Trustees.

     IN WITNESS WHEREOF, the Administrator and the Trust have caused this Amendment to be executed as of this 3rd day of May, 2004.

JACKSON NATIONAL ASSET              JNL SERIES TRUST
MANAGEMENT, LLC


By:   /s/ Mark D. Nerud                 By:    /s/ Robert A. Fritts
     -------------------------------          ----------------------------

Name:   MARK D. NERUD                    Name:   ROBERT A. FRITTS
        ----------------------------           ---------------------------

Title:   CHIEF FINANCIAL OFFICER         Title:    PRESIDENT
        ----------------------------             -------------------------

                                   SCHEDULE A
                                DATED MAY 3, 2004

JNL/AIM Large Cap Growth Fund
JNL/AIM Small Cap Growth Fund
JNL/Alger Growth Fund
JNL/Alliance Capital Growth Fund
JNL/Eagle Core Equity Fund
JNL/Eagle SmallCap Equity Fund
JNL/FMR Balanced Fund
JNL/FMR Capital Growth Fund
JNL/JPMorgan International Value Fund
JNL/Lazard Small Cap Value Fund
JNL/Lazard Mid Cap Value Fund
JNL/Mellon Capital Management S&P 500 Index Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/Mellon Capital Management Small Cap Index Fund
JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Bond Index Fund
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
JNL/Oppenheimer Global Growth Fund
JNL/Oppenheimer Growth Fund
JNL/PIMCO Total Return Bond Fund
JNL/PPM America Balanced Fund
JNL/PPM America High Yield Bond Fund
JNL/PPM America Money Market Fund
JNL/PPM America Value Fund
JNL/Putnam Equity Fund
JNL/Putnam International Equity Fund
JNL/Putnam Midcap Growth Fund
JNL/Putnam Value Equity Fund
JNL/Salomon Brothers Balanced Fund
JNL/Salomon Brothers High Yield Bond Fund
JNL/Salomon Brothers Strategic Bond Fund
JNL/Salomon Brothers U.S. Government & Quality Bond Fund
JNL/Select Large Cap Growth Fund
JNL/Select Global Growth Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Value Fund
JNL/S&P Aggressive Growth Fund I
JNL/S&P Conservative Growth Fund I
JNL/S&P Equity Aggressive Growth Fund I
JNL/S&P Equity Growth Fund I
JNL/S&P Moderate Growth Fund I
JNL/S&P Very Aggressive Growth Fund I
JNL/S&P Core Index 50 Fund
JNL/S&P Core Index 75 Fund
JNL/S&P Core Index 100 Fund

                                   SCHEDULE B
                                DATED MAY 3, 2004
                               Class A & B Shares

FUNDS                                                                   FEE
-----                                                                   ---
JNL/AIM Large Cap Growth Fund                                          .10%
JNL/AIM Small Cap Growth Fund                                          .10%
JNL/Alger Growth Fund                                                  .10%
JNL/Alliance Capital Growth Fund                                       .10%
JNL/Eagle Core Equity Fund                                             .10%
JNL/Eagle SmallCap Equity Fund                                         .10%
JNL/FMR Balanced Fund                                                  .10%
JNL/FMR Capital Growth Fund                                            .10%
JNL/JPMorgan International Value Fund                                  .15%
JNL/Lazard Small Cap Value Fund                                        .10%
JNL/Lazard Mid Cap Value Fund                                          .10%
JNL/Mellon Capital Management S&P 500 Index Fund                       .10%
JNL/Mellon Capital Management S&P 400 MidCap Index Fund                .10%
JNL/Mellon Capital Management Small Cap Index Fund                     .10%
JNL/Mellon Capital Management International Index Fund                 .15%
JNL/Mellon Capital Management Bond Index Fund                          .10%
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund        .10%
JNL/Oppenheimer Global Growth Fund                                     .15%
JNL/Oppenheimer Growth Fund                                            .10%
JNL/PIMCO Total Return Bond Fund                                       .10%
JNL/PPM America Balanced Fund                                          .10%
JNL/PPM America High Yield Bond Fund                                   .10%
JNL/PPM America Money Market Fund                                      .10%
JNL/PPM America Value Fund                                             .10%
JNL/Putnam Equity Fund                                                 .10%
JNL/Putnam International Equity Fund                                   .15%
JNL/Putnam Midcap Growth Fund                                          .10%
JNL/Putnam Value Equity Fund                                           .10%
JNL/Salomon Brothers Balanced Fund                                     .10%
JNL/Salomon Brothers High Yield Bond Fund                              .10%
JNL/Salomon Brothers Strategic Bond Fund                               .10%
JNL/Salomon Brothers U.S. Government & Quality Bond Fund               .10%
JNL/Select Large Cap Growth Fund                                       .10%
JNL/Select Global Growth Fund                                          .15%
JNL/T. Rowe Price Established Growth Fund                              .10%
JNL/T. Rowe Price Mid-Cap Growth Fund                                  .10%
JNL/T. Rowe Price Value Fund                                           .10%
JNL/S&P Aggressive Growth Fund I                                       .05%
JNL/S&P Conservative Growth Fund I                                     .05%
JNL/S&P Equity Aggressive Growth Fund I                                .05%
JNL/S&P Equity Growth Fund I                                           .05%
JNL/S&P Moderate Growth Fund I                                         .05%
JNL/S&P Very Aggressive Growth Fund I                                  .05%
JNL/S&P Core Index 50 Fund                                             .05%
JNL/S&P Core Index 75 Fund                                             .05%
JNL/S&P Core Index 100 Fund                                            .05%